Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

     SUBJECT TO COMPLETION, PRELIMINARY PROSPECTUS DATED DECEMBER 13, 1996

THE PARKSTONE GROUP OF FUNDS
INSTITUTIONAL SHARES                         PROSPECTUS DATED DECEMBER 30, 1996

Parkstone Conservative                 For more information
  Allocation Fund                      call:
Parkstone Balanced Allocation          (800) 451-8377
  Fund                                 or
Parkstone Aggressive                   write to:
  Allocation Fund                      3435 Stelzer Road
                                       Columbus, Ohio 43219

                                       THESE SECURITIES HAVE NOT BEEN
                                       APPROVED OR DISAPPROVED BY THE
                                       SECURITIES AND EXCHANGE
                                       COMMISSION OR ANY STATE
                                       SECURITIES COMMISSION NOR HAS
                                       THE COMMISSION OR ANY STATE
                                       SECURITIES COMMISSION PASSED
                                       UPON THE ACCURACY OR
                                       ADEQUACY OF THIS  PROSPECTUS.
                                       ANY REPRESENTATION TO THE
                                       CONTRARY IS A CRIMINAL OFFENSE

The funds listed above are three of the eighteen currently-offered series (the "Funds") of The Parkstone Group of Funds (the "Group") which offer Institutional Shares. This Prospectus explains concisely what you should know before investing in the Institutional Shares of the Funds listed above. Please read it carefully and keep it for future reference. Institutional Shares are currently offered only to accounts that have a fiduciary or agency relationship with a financial institution. You can find more detailed information about the Funds in the December 30, 1996 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information or other information, contact the Group at the number specified above. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated into this Prospectus by reference.

THE SHARES OF THE PARKSTONE GROUP OF FUNDS ARE NOT OBLIGATIONS OR DEPOSITS OF FIRST OF AMERICA INVESTMENT CORPORATION OR ITS PARENT, AND THE INVESTMENTS DESCRIBED IN THIS PROSPECTUS ARE NOT ENDORSED, INSURED OR GUARANTEED BY FIRST OF AMERICA INVESTMENT CORPORATION, ITS PARENT OR THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. INVESTMENTS IN THE PARKSTONE GROUP OF FUNDS INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVOLVED.




PROSPECTUS--Institutional Shares

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY..............................................................................................
FEE TABLES .....................................................................................................
FINANCIAL HIGHLIGHTS............................................................................................
INVESTMENT OBJECTIVES AND POLICIES..............................................................................
RISK FACTORS AND INVESTMENT TECHNIQUES..........................................................................
INVESTMENT RESTRICTIONS.........................................................................................
MANAGEMENT OF THE FUNDS.........................................................................................
HOW TO BUY INSTITUTIONAL SHARES.................................................................................
EXCHANGE PRIVILEGE..............................................................................................
HOW TO REDEEM YOUR INSTITUTIONAL SHARES.........................................................................
HOW SHARES ARE VALUED...........................................................................................
DIVIDENDS AND TAXES.............................................................................................
PERFORMANCE INFORMATION.........................................................................................
FUNDATA(R)......................................................................................................
GENERAL INFORMATION.............................................................................................





PROSPECTUS--Institutional Shares

The Parkstone Group of Funds (the "Group") is an open-end management investment company which offers to the public eighteen separate investment portfolios, seventeen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. These Funds enable the Group to meet a wide range of investment needs.

This Prospectus relates only to the Institutional Shares of the following Funds:

   Parkstone Conservative Allocation Fund (the "Conservative Allocation Fund") Parkstone Balanced Allocation Fund (the "Balanced Allocation Fund"), formerly known as the Parkstone Balanced Fund
   Parkstone Aggressive Allocation Fund (the "Aggressive Allocation Fund")

For convenience of reference, the above Funds are sometimes referred to as the "LifeWorks Funds."

The Trustees of the Group have divided beneficial ownership of each of the Funds into an unlimited number of transferable units called shares. Most Funds of the Group offer multiple classes of shares. The Conservative Allocation Fund and the Aggressive Allocation Fund only offer Institutional Shares, while the Balanced Allocation Fund offers Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares. This Prospectus describes Institutional Shares of each of these Funds. Interested persons who wish to obtain a copy of the Prospectus of the other classes of shares of the Group's Funds or a copy of the Group's most recent Annual Report may contact the Group at the telephone number shown above.

The investment objectives of each of the LifeWorks Funds are described in this Prospectus and are summarized in the Prospectus Summary. First of America Investment Corporation, Kalamazoo, Michigan ("First of America" or the "Investment Adviser"), acts as the investment adviser to each of the Funds of the Group. To provide investment advisory services for the LifeWorks Funds for investments in foreign securities, First of America has entered into a sub-investment advisory agreement with Gulfstream Global Investors, Ltd., Dallas, Texas ("Gulfstream" or the "Subadviser").



PROSPECTUS--Institutional Shares

PROSPECTUS SUMMARY

Shares Offered
This Prospectus relates to Institutional Shares of the Balanced Allocation Fund, the Conservative Allocation Fund and the Aggressive Allocation Fund.
These Funds represent three separate investment portfolios of The Parkstone Group of Funds, a Massachusetts business trust which is registered as an open-end, management investment company.

Purchase and Redemption of Shares

The public offering price of Institutional Shares of each Fund is equal to the net asset value per share. There are no initial or contingent deferred sales charges on Institutional Shares. Shares may be purchased through procedures established by the Group's distributor, BISYS Fund Services, L.P. ("BISYS" or the "Distributor"). Institutional Shares of one Fund of the Group may be exchanged for Institutional Shares of another Fund of the Group at net asset value, provided certain conditions are met. Shareholders may redeem their shares by contacting their trust administrator or financial consultant responsible for the account. See "HOW TO BUY INSTITUTIONAL SHARES," "EXCHANGE PRIVILEGE," "HOW TO REDEEM INSTITUTIONAL SHARES" and "HOW SHARES ARE VALUED."

Minimum Purchase

For financial institutions, there is a $100,000 minimum initial purchase (based on the public offering price) per Fund with no minimum subsequent investment. Such minimum initial investment may be waived for certain purchasers. There is no minimum requirement for individual shareholders on whose behalf the financial institutions are purchasing Institutional Shares.

Investment Objectives
The Conservative Allocation Fund seeks current income and conservation of capital, with a secondary objective of long-term capital growth. The Balanced Allocation Fund seeks current income, long-term capital growth and conservation of capital. The Aggressive Allocation Fund seeks capital appreciation and income growth.

Investment Policies
Each Fund will invest in various types or classes of securities, including all types of common stocks, fixed-income securities and securities convertible into common stocks and cash or cash equivalents. The emphasis of investment in each type of security varies among the LifeWorks Funds as described in this Prospectus.



PROSPECTUS--Institutional Shares

Risk Factors and Special Considerations

An investment in a mutual fund such as any of the Funds involves a certain amount of risk and may not be suitable for all investors. In addition, some investment policies of the Funds may entail certain risks. See "RISK FACTORS AND INVESTMENT TECHNIQUES."

Management of the Funds

First of America serves as investment adviser, and, with respect to a portion of the Funds, Gulfstream serves as subadviser. First of America also serves as sub-administrator. BISYS, a partnership owned by The BISYS Group, Inc., serves as distributor and administrator. BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Transfer Agent") serves as transfer agent, dividend paying agent and fund accountant. Union Bank of California, N.A. ("Union Bank" or the "Custodian"), formerly known as The Bank of California, N.A., serves as custodian.

Dividends and Taxes

Dividends from net income are declared and paid monthly. Net realized capital gains are distributed at least annually. Each of the Funds is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company." Shareholders will be advised at least annually as to the federal income tax consequences of distributions made during the year.




PROSPECTUS--Institutional Shares

FEE TABLES (INSTITUTIONAL SHARES)

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge (as a percentage of the offering price)...........................................           None

Sales Charge on Reinvested Distributions...............................................................           None

Deferred Sales Charge on Redemptions...................................................................           None

Redemption Fees........................................................................................           None

Exchange Fees..........................................................................................           None


ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)*

                                                                                                                   Total
                                                               Management          12b-1          Other          Operating
                                                                  Fees             Fees         Expenses          Expenses
                                                               ----------          ------       --------         ---------
Conservative Allocation Fund.............................         0.70%            0.00%          0.35%            1.05%
Balanced Allocation Fund                                          0.75%            0.00%          0.41%            1.16%
Aggressive Allocation Fund...............................         0.85%            0.00%          0.39%            1.24%

* after expense reductions

Management Fees and Total Expenses as a percentage of average net assets for the Balanced Allocation Fund, absent the voluntary reduction of advisory fees, would have been 1.00% and 1.41%, respectively. The annual percentages of Other Expenses for the Conservative Allocation Fund and Aggressive Allocation Fund are based on expected fees and expenses and expected voluntary reductions. Absent the expected voluntary reduction of advisory fees, Management Fees and Total Expenses for the Conservative Allocation Fund would be 1.00% and 1.35%, respectively. For the Aggressive Allocation Fund, they would be 1.00% and 1.39%, respectively.

EXPENSE EXAMPLES

You would pay the following expenses on a $1,000 investment in Institutional Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                        1              3              5             10
                                                                      YEAR            YEARS         YEARS         YEARS
Conservative Allocation Fund*..................................       $ 11           $ 33            --             --
Balanced Allocation Fund.......................................       $ 12           $ 37           $ 64           $141
Aggressive Allocation Fund*....................................       $ 13           $ 39            --             --


Because the Conservative Allocation Fund and the Aggressive Allocation Fund are new Funds, expense example information is provided only for 1-year and 3-year periods.




PROSPECTUS--Institutional Shares

The information set forth in the foregoing Fee Tables and expense examples relates only to Institutional Shares of the Funds.
The purpose of the above tables is to assist a potential purchaser of Institutional Shares of any of the LifeWorks Funds in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Such expenses do not include any fees charged by a financial institution, including First of America or any of its affiliates, to its customer accounts which may invest in Institutional Shares of the Funds. See "MANAGEMENT OF THE FUNDS" and "GENERAL INFORMATION" for a more complete discussion of the annual operating expenses of each of the Funds. The expense information for Institutional Shares reflects current fees. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The table on the following page sets forth certain information concerning the investment results of the Institutional Shares of the Balanced Allocation Fund since its inception. Further financial information regarding the Balanced Allocation Fund is included in the Statement of Additional Information and the Group's June 30, 1996 Annual Report to Shareholders which may be obtained free of charge.

The Financial Highlights for the periods presented below have been derived from financial statements audited by Coopers & Lybrand L.L.P., independent auditors for the Group, whose report thereon is incorporated by reference in the Statement of Additional Information.

On March 31, 1993, the shareholders of all of the then-existing Funds of the Group, including the Balanced Allocation Fund, approved the reclassification of such Funds' outstanding shares into Investor A Shares and Institutional Shares. The financial information provided below and in the Annual Report includes periods prior to such reclassification.



PROSPECTUS--Institutional Shares

         BALANCED ALLOCATION FUND - INSTITUTIONAL SHARES

================================================================================================================================
                                                                                    Year ended June 30,
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   Institutional Shares
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Jan. 31,
                                                                                                                      1992
                                                                                                                  to June 30,
                                                              1996       1995(f)         1994          1993(b)      1992(a)
                                                              ----       -------         ----          -------      -------
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $12.19      $10.67         $11.08          $9.68        $10.00
                                                             ------      ------         ------          -----        ------
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Activities
--------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                                0.36        0.31           0.27            0.28         0.14
--------------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gains (Losses) on
    Investments                                               1.74        1.68          (0.41)           1.41        (0.34)
                                                             ------      ------         ------          ------       ------
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Activities                          2.10        1.99          (0.14)           1.69        (0.20)
                                                             ------      ------         ------          ------       ------
--------------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                      (0.35)      (0.31)         (0.27)          (0.29)       (0.12)
--------------------------------------------------------------------------------------------------------------------------------
  Net Realized Gains                                         (0.57)      (0.03)
--------------------------------------------------------------------------------------------------------------------------------
  In Excess of Net Realized Gains                                        (0.13)
                                                                         ------
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                      (0.92)      (0.47)         (0.27)          (0.29)       (0.12)
                                                             ------      ------         ------          ------       ------
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $13.37      $12.19         $10.67          $11.08       $9.68
                                                             ======      ======         ======          ======       =====
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Total Return (excluding sales and redemption charges)        17.81%      19.22%         (1.44)%         17.66%     (2.06)%(e)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000)                             $113,493     $89,294        $71,427        $42,318      $38,136
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                       1.16%       1.25%          1.09%          1.15%       1.19%(c)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                  2.62%       2.75%          2.49%          2.70%       3.46%(c)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets*                      1.41%       1.52%          1.39%          1.46%       1.50%(c)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average
  Net Assets*                                                 2.37%       2.47%          2.18%          2.40%       3.13%(c)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate (d)                                  437.90%     250.66%        192.39%        177.99%       47.58%
--------------------------------------------------------------------------------------------------------------------------------
Average Commission Rate Paid (g)                             $0.0848
================================================================================================================================




PROSPECTUS--Institutional Shares

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)      Period from commencement of operations.
(b) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on the basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(c)      Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)      Not annualized.
(f) As of January 1, 1995, Gulfstream assumed the role of subadviser with respect to the portion of the Balanced Allocation Fund invested in foreign securities. Prior to that date the Balanced Allocation Fund had no subadviser.
(g) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

The investment objective of each of the Funds is set forth below under the headings describing the Funds. The investment objective of each Fund is fundamental and may not be changed without a vote of the holders of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information). The investment policies of a Fund may be changed without a vote of the holders of a majority of outstanding shares of that Fund unless the policy is expressly deemed to be a fundamental policy or changeable only by such majority vote. There can be no assurance that the investment objectives of any Fund will be achieved. Depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.

During temporary defensive periods as determined by First of America or Gulfstream, as the case may be, each of the Funds may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that a Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

LIFEWORKS FUNDS

THE CONSERVATIVE ALLOCATION FUND, THE BALANCED ALLOCATION FUND AND THE AGGRESSIVE ALLOCATION FUND

THE INVESTMENT OBJECTIVE OF THE CONSERVATIVE ALLOCATION FUND IS TO SEEK CURRENT INCOME AND CONSERVATION OF CAPITAL, WITH A SECONDARY OBJECTIVE OF LONG-TERM CAPITAL GROWTH. THE INVESTMENT OBJECTIVE OF THE BALANCED ALLOCATION FUND IS TO SEEK CURRENT INCOME, LONG-TERM CAPITAL GROWTH AND CONSERVATION OF CAPITAL. THE INVESTMENT OBJECTIVE OF THE AGGRESSIVE ALLOCATION FUND IS TO SEEK CAPITAL APPRECIATION AND INCOME GROWTH.



PROSPECTUS--Institutional Shares

The LifeWorks Funds may invest in any type or class of security. Under normal market conditions the LifeWorks Funds will invest in common stocks, fixed-income securities and securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed-rate preferred stock, convertible fixed-income securities, options and rights). The Conservative Allocation Fund anticipates investing between 25% and 35% of its total assets in common stocks and securities convertible into common stocks, between 35% and 75% of its total assets in fixed-income securities and up to 45% of its total assets in cash and cash equivalents. No more than 15% of the Conservative Allocation Fund's investments will be in foreign securities. The Balanced Allocation Fund intends to invest 45% to 65% of its total assets in common stocks and securities convertible into common stocks, 25% to 55% of its total assets in fixed-income securities and up to 30% of its total assets in cash and cash equivalents. Of these investments, no more than 20% of the Fund's total assets will be in foreign securities. The Aggressive Allocation Fund expects to invest between 50% and 90% of its total assets in common stocks and securities convertible into common stocks, between 15% and 40% of its total assets in fixed-income securities and up to 25% of its total assets in cash and cash equivalents. The Aggressive Allocation Fund may invest up to 25% in foreign securities.

For each of the Conservative Allocation Fund and Balanced Allocation Fund, common stocks are held primarily for the purpose of providing long-term growth of capital. When choosing such stocks, the potential for long-term capital appreciation will be the primary basis for selection. The Aggressive Allocation Fund will primarily invest in common stocks for capital appreciation and growth. Each of the LifeWorks Funds will invest in the common and preferred stocks of companies with capitalization of at least $100 million and which are traded either in established over-the-counter markets or on national exchanges. The LifeWorks Funds intend to invest primarily in those companies which are growth-oriented and have exhibited consistent, above-average growth in revenues and earnings.

The LifeWorks Funds' fixed-income securities consist of bonds, debentures, notes, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of each of the LifeWorks Funds assets may from time to time be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some of the securities in which the LifeWorks Funds invest may have warrants or options attached. The LifeWorks Funds may also invest in repurchase agreements.

The LifeWorks Funds expect to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations ("Stripped Treasury Obligations"), such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES - Government Obligations" below.

The LifeWorks Funds also expect to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured



PROSPECTUS--Institutional Shares
promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The LifeWorks Funds will invest only in corporate fixed-income securities which are rated at the time of purchase within the four highest rating groups assigned by a nationally-recognized statistical rating organization ("NRSRO") or, if unrated, which First of America deems present attractive opportunities and are of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of fixed-income securities rated within the fourth highest rating group assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES - Medium-Grade Securities" herein.

The LifeWorks Funds may hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper, variable amount master demand notes, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The LifeWorks Funds may also invest in securities of other investment companies.

The LifeWorks Funds may also invest in obligations of the Export-Import Bank of the United States, in U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian bonds and bonds issued by institutions, such as the World Bank and the European Economic Community, organized for a specific purpose by two or more sovereign governments ("Supranational Agency Bonds"). The LifeWorks Funds' investments in foreign securities may be made either directly or through the purchase of ADRs and the LifeWorks Funds may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

The amount invested in stock, bonds and cash reserves may be varied from time to time, depending upon First of America's assessment of business, economic and market conditions, including any potential advantage of price shifts between the stock market and the bond market. The LifeWorks Funds reserve the right to hold short-term securities in whatever proportion deemed desirable for temporary defensive periods during adverse market conditions as determined by First of America. However, to the extent that any of the LifeWorks Funds are so invested, its investment objective may not be achieved during that time.

Like any investment program, investment in any of the LifeWorks Funds entails certain risks. As Funds investing in common stocks, the LifeWorks Funds are subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods.

Since the LifeWorks Funds also invest in bonds, investors in the Funds are also exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in interest rate levels. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stock, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices.



PROSPECTUS--Institutional Shares

From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result the LifeWorks Funds, with their balance of common stock and bond investments, are expected to entail less investment risk (and a potentially smaller investment return) than mutual funds investing exclusively in common stocks.

-------------------------------------------------------------------------------------------------------------------
The Conservative Allocation Fund, The Balanced Allocation Fund and The Aggressive Allocation Fund
SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES
  *Complex Securities               *Foreign Securities               *Foreign Currency Transactions
  *Futures Contracts                *Government Obligations           *Lending Portfolio Securities
  *Medium-Grade Securities          *Mortgage-Related Securities      *Other Mutual Funds
  *Portfolio Turnover               *Put and Call Options             *Repurchase Agreements
  *Restricted Securities            *Reverse Repurchase               *When-Issued and Delayed-
                                      Agreements and Dollar             Delivery Transactions
                                      Roll Agreements
-------------------------------------------------------------------------------------------------------------------

RISK FACTORS AND INVESTMENT TECHNIQUES

Like any investment program, an investment in a Fund entails certain risks. The Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase, reverse repurchase agreements with First of America Bank-Michigan, N.A. ("FOA-Michigan," the parent corporation of First of America), BISYS, or their affiliates, and will not give preference to FOA-Michigan's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

COMPLEX SECURITIES

Some of the investment techniques utilized by First of America and Gulfstream in the management of each of the Funds involve complex securities sometimes referred to as "derivatives." Among such securities are put and call options, foreign currency transactions and futures contracts, all of which are described below. The Investment Adviser and Subadviser believe that such complex securities may, in some circumstances, play a valuable role in successfully implementing each Fund's investment strategy and achieving its goals. However, because complex securities and the strategies for which they are used, are by their nature complicated, they present substantial opportunities for misunderstanding and misuse. To guard against these risks, the Investment Adviser and Subadviser will utilize complex securities primarily for hedging, not speculative, purposes and only after careful review of the unique risk factors associated with each such security.

FOREIGN SECURITIES

Each of the LifeWorks Funds may invest a portion of its total assets in foreign securities. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and



PROSPECTUS--Institutional Shares
income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the United States. In addition, there may be less publicly available information about a foreign company than about a U.S.- domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income on foreign securities in such currencies, such Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after such Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

U.S. dollar-denominated American Depository Receipts ("ADRs"), which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, standards which are more uniform and more exacting than those to which many foreign issuers may be subject. Each of the LifeWorks Funds may also invest in European Depository Receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.



PROSPECTUS--Institutional Shares

Certain of the ADRs and EDRs, typically those categorized as unsponsored, require their holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.
Subject to its applicable investment policies, each of the LifeWorks Funds may invest in debt securities denominated in the ECU, which is a "basket" unit of currency consisting of specified amounts of the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such adjustments may adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

FOREIGN CURRENCY TRANSACTIONS

Each of the LifeWorks Funds may utilize foreign currency transactions in its portfolio. The value of the assets of a Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contracts") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The LifeWorks Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.

For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency. Alternatively, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships. A Fund may also hedge its




PROSPECTUS--Institutional Shares
foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain. It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Fund is obligated to deliver.

If any of the LifeWorks Funds retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

For further information about the characteristics, risks and possible benefits of options, futures and foreign currency transactions, see "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments" in the Statement of Additional Information.

FUTURES CONTRACTS

The LifeWorks Funds may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

A Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the




PROSPECTUS--Institutional Shares
value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

GOVERNMENT OBLIGATIONS
Each of the LifeWorks Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The types of U.S. government obligations in which each of the LifeWorks Funds may invest include U.S. Treasury notes, bills, bonds, and any other securities directly issued by the U.S. government for public investment, which differ only in their interest rates, maturities, and times of issuance. Stripped Treasury Obligations are also permissible investments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The LifeWorks Funds will invest in the



PROSPECTUS--Institutional Shares
obligations of such agencies or instrumentalities only when First of America believes that the credit risk with respect thereto is minimal.

MEDIUM-GRADE SECURITIES

Each of the LifeWorks Funds may invest in fixed-income securities rated within the fourth highest rating group assigned by an NRSRO (i.e., BBB or Baa by S&P and Moody's, respectively) and comparable unrated securities as determined by the Investment Adviser. These types of fixed-income securities are considered by the NRSROs to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities. Should subsequent events cause the rating of a fixed-income security purchased by any of the Funds listed above to fall below the fourth highest rating, First of America will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

MORTGAGE-RELATED SECURITIES

Each of the LifeWorks Funds may invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Such agencies or instrumentalities include GNMA, FNMA and FHLMC. Each of the LifeWorks Funds may also invest in mortgage-related securities issued by non-governmental entities which are rated, at the time of purchase, within the three highest bond rating categories assigned by an NRSRO or, if unrated, which First of America deems present attractive opportunities and are of comparable quality.

The mortgage-related securities in which the these Funds may invest have mortgage obligations backing such securities, consisting of conventional thirty-year fixed-rate mortgage obligations, graduated payment mortgage obligations, fifteen-year mortgage obligations and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Funds may purchase mortgage-related securities at a premium or at a discount.




PROSPECTUS--Institutional Shares

If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received with respect to mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The principal governmental (i.e., backed by the full faith and credit of the United States government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

Government-related (i.e., not backed by the full faith and credit of the United States government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States government. FHLMC is a corporate instrumentality of the United States government whose stock is owned by the twelve Federal Home Loan Banks. Participation certificates issued by FHLMC are guaranteed as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States government. Mortgage-related securities in which the LifeWorks Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.



PROSPECTUS--Institutional Shares

OTHER MUTUAL FUNDS

Each of the LifeWorks Funds may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including shares of the Parkstone Money Market Funds, provided that no more than 10% of a Fund's total assets may be invested in the securities of mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by a Fund in shares of the Money Market Funds of the Group, the Investment Adviser, Administrator and their affiliates (See "MANAGEMENT OF THE FUNDS -Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor" and "GENERAL INFORMATION - Transfer Agency and Fund Accounting Services") will not retain any portion of their usual asset-based service fees from a Fund that is attributable to investments by the Fund in shares of those Money Market Funds if the fee is being taken in the LifeWorks Funds. The Investment Adviser and the Administrator will promptly forward such fees to the appropriate Fund. Each Fund will incur additional expenses due to the duplication of expenses as a result of any investment in securities of unaffiliated mutual funds. Additional restrictions regarding the Funds' investments in securities of unaffiliated mutual funds and/or Money Market Funds of the Group are contained in the Statement of Additional Information.

PUT AND CALL OPTIONS

Each of the LifeWorks Funds may purchase put and call options on securities and on foreign currencies, subject to its applicable investment policies, for the purposes of hedging against market risks related to its portfolio securities and adverse movements in exchange rates between currencies, respectively. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. Each of the LifeWorks Funds may also engage in writing call options from time to time as First of America or Gulfstream deem appropriate. The Funds will write only covered call options (options on securities or currencies owned by the particular Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When a portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that the Funds will cause the underlying value of portfolio securities and currencies subject to such options to exceed 20% of its net assets.

Each of the LifeWorks Funds, as part of its options transactions, also may purchase index put and call options and write index options. As with options on individual securities, a Fund will write only covered index call options. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level



PROSPECTUS--Institutional Shares
of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

REPURCHASE AGREEMENTS

Securities held by each of the LifeWorks Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or registered broker-dealers which First of America or Gulfstream, as the case may be, deem creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by that Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the Investment Company Act of 1940 (the "1940 Act"). For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments-Repurchase Agreements" in the Statement of Additional Information.

RESTRICTED SECURITIES

Securities in which each of the LifeWorks Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by
Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Pursuant to procedures adopted by the Board of Trustees of the Group, First of America may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.



PROSPECTUS--Institutional Shares

Subject to the limitations described above, the LifeWorks Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1993 Act. An illiquid investment is any investment that cannot be disposed of within seven
(7) days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. A Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities.

REVERSE REPURCHASE AGREEMENTS

Each of the LifeWorks Funds may borrow money by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid high-grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments-Reverse Repurchase Agreements" in the Statement of Additional Information.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

Each of the LifeWorks Funds may purchase securities on a when-issued or delayed-delivery basis. Such Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase such securities, its Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.




PROSPECTUS--Institutional Shares

No Fund's commitments to purchase "when-issued" securities will exceed 25% of the value of its total assets under normal market conditions, and a commitment by a Fund to purchase "when-issued" securities will not exceed 60 days. In the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Fund's liquidity and the ability of First of America or Gulfstream, as the case may be, to manage it might be adversely affected. The LifeWorks Funds intend only to purchase "when-issued" securities for the purpose of acquiring portfolio securities, not for investment leverage although such transactions represent a form of leveraging.

LENDING PORTFOLIO SECURITIES

In order to generate additional income, each of the LifeWorks Funds may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by First of America or by Gulfstream, as the case may be. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The LifeWorks Funds will enter into loan agreements only with broker-dealers, banks, or other institutions that First of America or Gulfstream, as the case may be, have determined are creditworthy under guidelines established by the Group's Board of Trustees.

PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less. For portfolio turnover rates for the Balanced Allocation Fund, see "FINANCIAL HIGHLIGHTS" above. During their initial year of operation, the Conservative Allocation Fund and the Aggressive Allocation Fund do not anticipate that their turnover rates will not exceed 600% and 500%, respectively.

The portfolio turnover rate for a Fund may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

INVESTMENT RESTRICTIONS

Each of the LifeWorks Funds is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information).




PROSPECTUS--Institutional Shares

None of the LifeWorks Funds will:

1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of such Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

3. (a) Borrow money (not including reverse repurchase agreements), except that each Fund may borrow from banks for temporary or emergency purposes and then only in amounts up to 30% of its total assets at the time of borrowing (and provided that such bank borrowings and reverse repurchase agreements do not exceed in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements), or mortgage, pledge or hypothecate any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund's net assets at the time of borrowing; (b) enter into reverse repurchase agreements and other permitted borrowings in amounts exceeding in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by such reverse repurchase agreements; and (c) issue senior securities except as permitted by the 1940 Act rule, order or interpretation thereunder.

4. Make loans, except that a Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

The following additional investment restriction may be changed without the vote of a majority of the outstanding shares of a Fund.

Each LifeWorks Fund will not:

1. Purchase or otherwise acquire any securities, if as a result, more than 15% of the Fund's net assets would be invested in securities that are illiquid.




PROSPECTUS--Institutional Shares

In addition to the above investment restrictions, the LifeWorks Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES - Investment Restrictions" in the Statement of Additional Information.

MANAGEMENT OF THE FUNDS

TRUSTEES

Overall responsibility for management of the Group rests with its Board of Trustees, who are elected by the shareholders of all of the Group's Funds. The Group will be managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts. There are currently four Trustees, three of whom are not "interested persons" of the Group within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations.

The Trustees of the Group are George R. Landreth* (Chairman), Robert M. Beam, Lawrence D. Bryan and Adrian Charles Edwards. The addresses, and principal occupations during the past five years of the Trustees are set forth in the Statement of Additional Information. The Trustee designated with an asterisk (*) is considered to be an "interested person" of the Group as defined in the 1940 Act.

The Trustees of the Group receive quarterly fees and fees and expenses for each meeting of the Board of Trustees attended. However, no officer or employee of BISYS, The BISYS Group, Inc. or BISYS Ohio receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Group for acting as Administrator. BISYS Ohio, an affiliate of BISYS, receives fees from the Group for acting as Transfer Agent and for providing certain fund accounting services. Mr. Landreth is an employee of BISYS.

INVESTMENT ADVISER AND SUBADVISER

First of America was established in 1932 and is the investment adviser of the Group. First of America, a registered investment adviser, is a wholly-owned subsidiary of FOA-Michigan, which is a wholly-owned subsidiary of First of America Bank Corporation ("FABC"). FABC currently has over $22 billion in assets and provides financial services to over 300 communities in Michigan, Indiana, Illinois and Florida. As of June 30, 1996, First of America managed over $13 billion on behalf of both taxable and tax-exempt clients, including pensions, endowments, corporations and individual portfolios. First of America acts as subadviser to the Trust Division of FABC with respect to $5.7 billion in discretionary assets, providing equity, fixed income, balanced and money management services.

Subject to such policies as the Group's Board of Trustees may determine, First of America, either directly or through Gulfstream, furnishes a continuous investment program for each of the LifeWorks Funds and makes investment decisions on behalf of each Fund.

First of America utilizes a team approach to the investment management of the Funds, with up to three professionals working as a team to ensure a disciplined investment process designed to result in long-term performance consistent with each Fund's investment objectives. Roger H.




PROSPECTUS--Institutional Shares

Stamper, Managing Director of First of America, is primarily responsible for the day-to-day management of each of the LifeWorks Funds . Mr. Stamper has been with First of America since 1988.

For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, First of America receives a fee from each of the LifeWorks Funds, computed daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets. First of America may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of that Fund to be higher than it would otherwise be in the absence of such a reduction.

Pursuant to the terms of its Investment Advisory Agreement with the Group, First of America has entered into a Sub-Investment Advisory Agreement with Gulfstream, 100 Crescent Court, Suite 550, Dallas, Texas 75201. Pursuant to the terms of such Sub-Investment Advisory Agreement, Gulfstream has been retained by First of America to manage the investment and reinvestment of those assets of the LifeWorks Funds which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees.

Under this arrangement, Gulfstream is responsible for day-to-day management of the applicable portion of the LifeWorks Funds, reviewing investment performance policies and guidelines and maintaining certain books and records, and First of America is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing these Funds to the Group's Board of Trustees. Gulfstream utilizes a team approach to investment management to ensure a disciplined investment process designed to result in long-term performance consistent with a Fund's investment objective. No one person is responsible for a Fund's management.

For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with First of America, Gulfstream receives from First of America a fee, computed daily and paid monthly, at the annual rate of 0.50% of the first $50 million of the average daily net assets of each of the LifeWorks Funds which are invested in foreign securities, 0.45% of such average daily net assets between $50 million and $100 million, 0.40% of such average daily net assets between $100 million and $400 million and 0.30% of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000.

Gulfstream was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James
P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. First of America is the sole limited partner, and as of August 31, 1996 exercised options to increase its interest in Gulfstream from 49% to 72%. As of June 30, 1996, Gulfstream had over $596 million in international assets of institutional, investment company, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream's portfolio management personnel average 20 years of investment experience and 9 years of international investment experience.




PROSPECTUS--Institutional Shares

Under Gulfstream's partnership agreement, First of America possesses veto authority over the general budgetary affairs of Gulfstream. Because of its current 72% ownership interest, First of America is deemed to control Gulfstream for purposes of the 1940 Act.

For further information regarding the relationship between Gulfstream and First of America, see "MANAGEMENT OF THE GROUP - Investment Adviser" in the Statement of Additional Information.

ADMINISTRATOR, SUB-ADMINISTRATOR AND DISTRIBUTOR

BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, is the administrator for each of the LifeWorks Funds, and also acts as the Group's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). First of America serves as Sub- Administrator for each Fund of the Group and provides certain services as may be requested by BISYS from time to time. BISYS and its affiliated companies, including BISYS Ohio are wholly-owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

The Administrator generally assists in all aspects of the LifeWorks Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Group, the Administrator receives a fee from each Fund equal to the lesser of a fee, computed daily and paid periodically at an annual rate of 0.20% of the Fund's average daily net assets, or such other fee as may be agreed upon from time to time in writing by the Group and the Administrator. For its services as Sub-Administrator, First of America receives, from the Administrator, pursuant to its Sub-Administration Agreement with BISYS, a fee not to exceed 0.05% of each Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administrative fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the return of that Fund to be higher than it would otherwise be in the absence of such reduction.

The Distributor acts as agent for the LifeWorks Funds in the distribution of each of their shares and, in such capacity, solicits orders for the sale of shares, advertises, and pays the cost of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group.

EXPENSES

First of America, Gulfstream and BISYS each bear all expenses in connection with the performance of its services as Investment Adviser, Subadviser and Administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Group. Each of the LifeWorks Funds will bear the following expenses relating to its operation: organizational expenses, taxes, interest, brokerage fees and commissions, fees of the Trustees of the Group, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the Custodian, Transfer Agent and Fund Accountant, certain insurance premiums, costs of




PROSPECTUS--Institutional Shares
maintenance of the Group's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in each Fund's operation. As a general matter, expenses are allocated to the Institutional Shares and the other classes of shares of the LifeWorks Funds on the basis of the relative net asset value of each class. The various classes may bear certain additional retail transfer agency expenses and may also bear certain additional shareholder service and distribution costs incurred pursuant to a Distribution and Shareholder Service Plan.

The Trustees reserve the right, subject to the receipt of relevant regulatory approvals or rulings, if needed, to allocate certain other expenses to the shareholders of a particular class, including Institutional Shares, on a basis other than relative net asset value, as they deem appropriate ("Class Expenses"). In such event, Class Expenses would be limited to: transfer agency fees identified by the Transfer Agent as attributable to a specific class; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; Blue Sky registration fees incurred by a class of shares; SEC registration fees incurred by a class of shares; expenses related to administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one class of shares; and Trustees' fees incurred as a result of issues relating solely to one class of shares.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

BISYS Ohio, 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Group's transfer agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Ohio also provides certain accounting services for each of the LifeWorks Funds and receives a fee for such services. See "MANAGEMENT OF THE GROUP - Custodian, Transfer Agent and Fund Accounting Services" in the Statement of Additional Information for further information.

While BISYS Ohio is a distinct legal entity from BISYS (the Group's administrator and distributor), BISYS Ohio is considered to be an affiliated person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Ohio and BISYS are both owned by The BISYS Group, Inc.

BANKING LAWS

First of America believes that it may perform the investment advisory services for the Group's Funds contemplated by the Investment Advisory Agreement and by this Prospectus without violating applicable banking laws or regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which First of America could continue to perform such services for the Group. See the Statement of Additional Information ("MANAGEMENT OF THE GROUP - Glass-Steagall Act") for further discussion.

HOW TO BUY INSTITUTIONAL SHARES

Institutional Shares may be purchased through procedures established by the Distributor in connection with the requirements of customer accounts maintained by or on behalf of certain




PROSPECTUS--Institutional Shares
bank or other institutional investor customers ("Customer Accounts"). These procedures may include instructions under which a Customer Account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by the institutional investor and the customer are invested by the Distributor in Institutional Shares of the Money Market Funds, depending upon the type of Customer Account and/or the instructions of the customer.

Institutional Shares of the Group sold to institutional investors acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of customers will normally be held of record by the institutional investor. With respect to Institutional Shares of the Group so sold, it is the responsibility of the particular institutional investor to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Institutional Shares of the Group will be recorded by the institutional investor and reflected in the account statements provided by the institutional investor to customers. An institutional investor may exercise voting authority for those Institutional Shares for which it is granted authority by the customer.

Institutional Shares of each of the LifeWorks Funds are purchased at the net asset value per share (see "HOW SHARES ARE VALUED") next determined after receipt by the Distributor of an order to purchase Institutional Shares. Purchases of Institutional Shares of a Fund will be effected only on a Business Day (as defined in "HOW SHARES ARE VALUED") of the applicable Fund. An order received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of that Fund. Institutional Shares of the LifeWorks Funds are eligible to earn dividends on the first Business Day following the execution of the purchase. All Institutional Shares continue to be eligible to earn dividends through the day before their redemption.

An order to purchase Institutional Shares will be deemed to have been received by the Distributor only when federal funds are available to the Group's Custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Institutional Shares which is transmitted by federal funds wire will be available the same day for investment by the Group's Custodian, if received prior to the last Valuation Time (see "HOW SHARES ARE VALUED"). Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. The Group strongly recommends that investors of substantial amounts use federal funds to purchase Institutional Shares.

There is no sales charge imposed by the Group in connection with the purchase of Institutional Shares of the LifeWorks Funds. Depending upon the terms of a particular Customer Account, the bank or other institutional investor may charge a customer account fees for automatic investment and other cash management services provided in connection with investment in the Group. Information concerning these services and any charges may be obtained from the banks. This Prospectus should be read in conjunction with any such information received from the bank or other institutional investor.




PROSPECTUS--Institutional Shares

The Group reserves the right to reject any order for the purchase of Institutional Shares in whole or in part.

Confirmations of purchases and redemption of Institutional Shares of the Group by institutional investors on behalf of their customers may be obtained from the institutional investors. Shareholders may rely on these statements in lieu of certificates. Certificates representing Institutional Shares of the LifeWorks Funds will not be issued.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders of Institutional Shares to acquire Institutional Shares that are offered by another Fund of the Group with a different investment objective. This exchange privilege does not apply to other classes of shares of a Fund. For example, holders of a Fund's Investor B Shares may not exchange their shares for Investor A Shares, and holders of Investor A Shares may not exchange their shares for Investor B Shares.

Holders of Institutional Shares of any of the Group's Funds may exchange those Institutional Shares at net asset value without any sales charge for Institutional Shares offered by any of the Group's other Funds, provided that the shareholder making the exchange is eligible on the date of the exchange to purchase Institutional Shares and the exchange is made in states where it is legally authorized.

An institutional investor should notify the Group of its desire to make an exchange on behalf of a customer, and the Distributor will furnish the shareholder with a current Prospectus of the Group and the appropriate authorization form. Shareholders wishing to exercise their exchange privilege should contact their trust administrator or financial consultant responsible for the account. An exchange is considered to be a sale of Institutional Shares on which a shareholder may realize a capital gain or loss for federal income tax purposes.

HOW TO REDEEM YOUR INSTITUTIONAL SHARES

Shareholders may redeem their Institutional Shares without charge on any day that net asset value is calculated (see "HOW SHARES ARE VALUED"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request. Shareholders may request redemptions by contacting their trust administrator or other financial consultant responsible for the account.

OTHER INFORMATION REGARDING REDEMPTION OF SHARES

All or part of a customer's Institutional Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account with an institutional investor. For example, if a customer has agreed with a bank to maintain a minimum balance in his or her account with the bank, and the balance in that account falls below that minimum, the customer may be obliged to redeem, or the bank may redeem for and on behalf of the customer, all or part of the customer's Institutional Shares of a Fund of the Group to the extent necessary to maintain the required minimum balance.




PROSPECTUS--Institutional Shares

Redemption orders are effected at the net asset value per share next determined after the Institutional Shares are properly tendered for redemption, as described above. Payment to shareholders for Institutional Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, requests from institutional investors for the next day payments upon redemption of Institutional Shares will be honored if the request for redemption is received by the Transfer Agent before 4:00 p.m., (Eastern Time), on a Business Day or, if received after 4:00 p.m., (Eastern Time), within two Business Days, unless it would be disadvantageous to the Group or the shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. Shareholders should contact their trust administrator or other financial consultant responsible for the account to determine the institutional investor's requirements for effectuating redemptions.

See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION in the Statement of

Additional Information for examples of when the Group may suspend the right of redemption or redeem Institutional Shares involuntarily if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.

HOW SHARES ARE VALUED

The net asset value of Institutional Shares of the LifeWorks Funds is determined and priced as of the close of trading on the New York Stock Exchange ("NYSE") on each Business Day (generally 4:00 p.m. Eastern Time). A "Business Day" is a day on which the NYSE is open for trading and any other day (other than a day on which no shares are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in a Fund's portfolio instruments that its net asset value per share might be materially affected. Currently, the NYSE will not open in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Net asset value per share for a particular class for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund allocable to such class, less the liabilities charged to that Fund allocable to such class and any liabilities charged directly to that class, by the number of outstanding shares of such class. The net asset value per share will fluctuate as the value of the investment portfolio of a Fund changes.

The securities in each Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.


PROSPECTUS--Institutional Shares

DIVIDENDS AND TAXES

GENERAL
Net income for each of the LifeWorks Funds is declared monthly as a dividend to shareholders at the close of business on the day of declaration and is generally paid monthly. Distributable net realized capital gains are distributed at least annually. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares at net asset value as of the date of declaration, unless the shareholder elects to receive dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

Each of the LifeWorks Funds is treated as a separate entity for federal income tax purposes. Each of the LifeWorks Funds intends to qualify as a "regulated investment company" under the Code for so long as such qualification is in the best interest of its shareholders and each intends to distribute all of its net income and capital gains so that it is not required to pay federal income taxes on amounts so distributed to shareholders.

To avoid federal income tax, the Code requires each of the LifeWorks Funds to distribute each taxable year at least 90% of its investment company taxable income and at least 90% of its exempt-interest income. In addition, to avoid imposition of a non-deductible 4% excise tax, each Fund is required annually to distribute, prior to calendar year end, 98% of taxable ordinary income on a calendar year basis, 98% of capital gain net income realized in the twelve months preceding October 31, and the balance of undistributed taxable ordinary income and capital gain net income from the prior calendar year.

A shareholder receiving a distribution of ordinary income and/or an excess of short-term capital gain over net long-term loss would treat it as a receipt of ordinary income. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends from domestic corporations, if any, received by that Fund bear to its gross income. A shareholder will not be able to take the dividends-received deduction unless that shareholder holds the shares for at least 46 days.

Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to its shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held shares. Such distributions are not eligible for the dividends-received deduction.

Prior to purchasing shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.

Taxes may be imposed on the LifeWorks Funds by foreign countries with respect to income received on foreign securities. If more than 50% of the value of a Fund's assets at the close of



PROSPECTUS--Institutional Shares
its taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes it paid as paid by its shareholders. In this case, shareholders generally will be required to include in income their pro rata share of such taxes, but will then be entitled to claim a credit or deduction for their share of such taxes. However, a particular shareholder's ability to utilize such a credit will be subject to certain limitations imposed by the Code. The LifeWorks Funds will report to their shareholders each year the amount, if any, of foreign taxes per share that they have elected to have treated as paid by their shareholders.
Shareholders will be advised at least annually as to the federal income tax consequences of distributions made during the year.

PERFORMANCE INFORMATION

From time to time performance information for the LifeWorks Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a class of shares in any of the LifeWorks Funds will be calculated for the period since the establishment of the Fund and will reflect the imposition of the maximum sales charge, if any. Currently, only the Balanced Allocation Fund of the LifeWorks Funds is offered with multiple classes of shares. Average annual total return is measured by comparing the value of an investment in a class of shares in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a class of shares will be computed by dividing a class of shares' net investment income per share earned during a recent one-month period by that class of shares' per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each LifeWorks Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

In addition, from time to time the LifeWorks Funds may present their respective distribution rates for a class of shares in shareholder reports and in supplemental sales literature which is accompanied or preceded by a prospectus. Distribution rates will be computed by dividing the distribution per share of a class made by a Fund over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

Standardized yield and total return quotations will be computed separately for Institutional Shares and the other classes of the LifeWorks Funds, if any. Because of differences in the fees and/or expenses borne by different classes of shares of the LifeWorks Funds, if any, the net yield and total return on Institutional Shares may be different from that for another class of the same Fund.



PROSPECTUS--Institutional Shares

For example, net yield and total return on Investor A Shares is expected, at any given time, to be lower than the net yield and total return on Institutional Shares for the same period.

Investors may also judge the performance of any class of shares or Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by various services and published by such services or by other services or publications, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, in sales literature and in reports to shareholders. For further information regarding such services and publications, see "ADDITIONAL INFORMATION - Performance Comparisons" in the Statement of Additional Information.

Total return and yield are functions of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by FABC or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if First of America and BISYS voluntarily reduce all or a part of their respective fees, as further discussed above, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

FUNDATA(R)

Shareholders of the Group may obtain current price, yield and other performance information on any of the Group's Funds through FUNDATA(R), an Automated Voice Response System, 24 hours a day by calling (800) 451-8377 from any touch-tone phone. Shareholders may also speak directly with a Group representative, employed by BISYS, during regular business hours.

GENERAL INFORMATION

ORGANIZATION OF THE GROUP

The Group was organized as a Massachusetts business trust in 1987 and currently offers eighteen Funds. The shares of each of the Funds of the Group, other than its four Money Market Funds, two Tax-Free Income Funds, the Conservative Allocation Fund and the Aggressive Allocation Fund, are offered in four separate classes: Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares. Shares of each of the two Tax-Free Income Funds are offered in three separate classes: Investor A Shares, Investor B Shares and Institutional Shares. Shares of each of the four Money Market Funds of the Group are offered in two separate classes: Investor A Shares and Institutional Shares. Shares of the Conservative Allocation Fund and the Aggressive Allocation Fund currently only offer Institutional Shares. Each share represents an equal proportionate interest in a Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shares do not have a par value.

Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and




PROSPECTUS--Institutional Shares
not by Fund except as otherwise expressly required by law. For example, shareholders of the Funds will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent accountants. However, shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that Fund's investment advisory agreement.

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment and sub-investment advisory agreements and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.

The Group has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

As of June 30, 1996, FABC, through its wholly-owned subsidiaries, possessed on behalf of its underlying accounts voting or investment power with respect to more than 25% of the shares of the Balanced Allocation Fund, and therefore may be presumed to control such Fund within the meaning of the 1940 Act.

MULTIPLE CLASSES OF SHARES

In addition to Institutional Shares, the Group also offers Investor A Shares, Investor B Shares and Investor C Shares of certain Funds, including the
Balanced Allocation Fund, pursuant to a Multiple Class Plan adopted by the Group's Trustees under Rule 18f-3 of the 1940 Act. A salesperson or other person entitled to receive compensation for selling or servicing shares may receive different compensation with respect to one particular class of shares over another in the same Fund. The amount of dividends payable with respect to other classes of shares will differ from dividends on Institutional Shares as a result of the Distribution and Shareholder Service Plan fees applicable to such other classes of shares and because the different classes of shares may bear different retail transfer agency expenses. For further details regarding these other classes of Shares, call the Group at (800) 451-8377.

MISCELLANEOUS

Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

Inquiries regarding the Group may be directed in writing to The Parkstone Group of Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free
(800) 451-8377.

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized




PROSPECTUS--Institutional Shares
by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.




PROSPECTUS--Institutional Shares

THE PARKSTONE GROUP OF FUNDS
Institutional Shares

INVESTMENT ADVISER (AND SUB-ADMINISTRATOR)
First of America Investment Corporation
Suite 500
303 North Rose Street
Kalamazoo, Michigan  49007

SUBADVISER
Gulfstream Global Investors, Ltd.
Suite 550
100 Crescent Court
Dallas, Texas  75201

DISTRIBUTOR AND ADMINISTRATOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio  43219

TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio  43219

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
San Francisco, California  94111

LEGAL COUNSEL
Howard & Howard Attorneys, P.C.
Suite 400
107 West Michigan Avenue
Kalamazoo, Michigan  49007




PROSPECTUS--Institutional Shares